UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-2429

Exact name of registrant as specified in charter:  USAA MUTUAL FUND,INC.

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               EILEEN M. SMILEY
                                                     USAA MUTUAL FUND, INC.
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-4103

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2006




ITEM 1. REPORT TO STOCKHOLDERS.
USAA SMALL CAP STOCK FUND - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2006



[LOGO OF USAA]
   USAA(R)

                                 USAA SMALL CAP
                                       STOCK Fund

                                         [GRAPHIC OF USAA SMALL CAP STOCK FUND]

          A n n u a l  R e p o r t

--------------------------------------------------------------------------------
          JULY 31, 2006

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                   2

MANAGERS' COMMENTARY                                                         4

INVESTMENT OVERVIEW                                                          9

SHAREHOLDER VOTING RESULTS                                                  14

FINANCIAL INFORMATION

   Distributions to Shareholders                                            15

   Report of Independent Registered Public Accounting Firm                  16

   Portfolio of Investments                                                 17

   Notes to Portfolio of Investments                                        30

   Financial Statements                                                     31

   Notes to Financial Statements                                            34

EXPENSE EXAMPLE                                                             48

ADVISORY AGREEMENTS                                                         50

DIRECTORS' AND OFFICERS' INFORMATION                                        59

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2006, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                        "

                                    AS I WRITE THESE WORDS, INFLATION HAS TAKEN
[PHOTO OF CHRISTOPHER W. CLAUS]       CENTER STAGE. AND IT IS LIKELY TO STAY
                                   THERE - WITH A BRIGHT SPOTLIGHT ON IT - UNTIL
                                    INVESTORS ARE SURE THAT IT IS UNDER CONTROL.

                                                        "

                                                                     August 2006
--------------------------------------------------------------------------------

         As I write these words, inflation has taken center stage. And it is likely to stay there - with a bright spotlight on it - until investors are sure that it is under control.

         Since June 2004, the Federal Reserve Board (the Fed) has tried to manage inflation by raising short-term interest rates 17 consecutive times. But it cannot accurately predict how these past rate increases will affect future rates of inflation. So on August 8, the Fed "paused" in raising rates to let past increases work their way through the financial system.

         Economic growth has already moderated from its strong pace earlier this year, supporting the Fed's belief that the economy is cooling gradually. Inflationary trends, however, persist. Fed governors must try to strike the right balance if they are to give the economy "a soft landing," taming inflation without choking off growth and hurting corporate earnings.

         Regardless, companies can no longer rely on an expanding economy to help them maintain earnings. They must strive to increase productivity, cut expenses, or take profitable market share away from a competitor. The only other alternative is to raise prices - which would be inflationary.

         Some companies can and will grow. The challenge for investors is to find and buy those stocks before the rest of the market seizes

 . . . C O N T I N U E D
========================--------------------------------------------------------

         the opportunity. In other words, it is a time for careful stock selection. At USAA Investment Management Company (IMCO), we have hired some of the finest money managers in the country, who work hard to make these decisions. They are seasoned equity professionals who at times have had success in up and down market cycles.

         In the bond market, long-term yields remain relatively low. The fixed-income market believes that to keep the economy from slowing too much, the Fed will eventually have to start lowering rates. If short-term rates do come down, bonds look attractive. In the interim, our fixed-income team has re-positioned your bond funds to take advantage of nearer-term opportunities. For investors who have been sitting tight in money market funds and short-term certificates of deposit (CDs), bonds with intermediate-term maturities may offer attractive values.

         Whatever happens in the months ahead, rest assured that all of us at IMCO will continue working in your best interests. Thank you for the opportunity to help you with your investment needs.

         Sincerely,

         /S/ CHRISTOPHER W. CLAUS

         Christopher W. Claus
         President and Vice Chairman of the Board

         CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE USAA MUTUAL FUNDS CAREFULLY BEFORE INVESTING. CONTACT US AT (800) 531-8448 FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUNDS FROM USAA INVESTMENT MANAGEMENT COMPANY, DISTRIBUTOR (USAA). READ IT CAREFULLY BEFORE INVESTING.

         Past performance is no guarantee of future results. o As interest rates rise, existing bond prices fall.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

TIMOTHY J. McCORMACK, CFA
  Wellington Management Company, LLP

STEPHEN T. O'BRIEN, CFA
  Wellington Management Company, LLP

SHAUN F. PEDERSEN
  Wellington Management Company, LLP

ANTHONY C. SANTOSUS, CFA
  Batterymarch Financial Management, Inc.

LISA A. SEBESTA, CFA
  Batterymarch Financial Management, Inc.

YU-NIEN (CHARLES) KO, CFA Batterymarch Financial Management, Inc.

EDWARD R. MILLER, CFA
  Batterymarch Financial Management, Inc.

MICHAEL D. SOARES
  Batterymarch Financial Management, Inc.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

         For the year ended July 31, 2006, the USAA Small Cap Stock Fund had a total return of 1.90%. This compares to a return of 4.42% for the Lipper Small-Cap Core Funds Index, 4.24% for the Russell 2000 Index, and 3.76% for the S&P SmallCap 600 Index.

         To achieve a "core" portfolio consisting of small-cap value and small-cap growth stocks, the Fund has two subadvisers: Wellington Management Company, LLP (Wellington Management) manages the value portion of the Fund against the Russell 2000 Value Index, and Batterymarch Financial Management, Inc. (Batterymarch) manages the growth portion of the Fund against the Russell 2000 Growth Index. During the period, both portions underperformed their respective benchmarks.

WHAT DROVE PERFORMANCE IN THE VALUE PORTION OF THE FUND MANAGED BY WELLINGTON MANAGEMENT?

         The primary period of unfavorable returns relative to the Russell 2000 Value Index occurred between January and March 2006, when higher-risk stocks provided exceptionally

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         REFER TO PAGE 11 FOR BENCHMARK DEFINITIONS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         strong returns. As investors' appetite for risk subsided and the market came under pressure, relative performance of the Wellington Management portion of the Fund improved.

         Overall, the primary driver of performance in the Wellington Management portion of the Fund relative to the benchmark was security selection, which was most favorable in the information technology, health care, and consumer staples sectors, while holdings in industrials, materials, financial, and consumer discretionary stocks detracted from performance.

WHAT INDIVIDUAL HOLDINGS HAD THE BIGGEST IMPACT ON PERFORMANCE IN THE PORTION OF THE FUND MANAGED BY WELLINGTON MANAGEMENT?

         Within the financials sector, insurance companies such as Scottish Re Group Ltd., Universal American Financial Corp., and IPC Holdings Ltd. had a difficult year. We at Wellington Management have reduced our exposure to the insurance industry overall. Among industrials, our weakest-performing stocks were Wolverine Tube, Inc. and Simpson Manufacturing, Inc. Construction supply company Simpson Manufacturing declined amid concerns over the softening residential construction market. Wolverine Tube, a manufacturer and distributor of copper and copper alloy tubes, declined when margins came under pressure from rising copper prices, and we eliminated the position in May. One of our largest detractors on an absolute basis was WCI Communities, Inc., a luxury home builder in Florida. Shares declined due to a sharp decrease in new orders. They are currently selling below book value, which we at Wellington Management view as an upside opportunity for investors.

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-29.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

         Information technology was the top-performing sector for the period, with strong contributions from our holdings in Reynolds and Reynolds Co. "A" and Intergraph Corp. Both companies rose after taking internal actions to reduce costs and increase end-market demand, which we expect will drive improved revenues and earnings. In the consumer staples sector, nutritional supplements companies Herbalife Ltd. and NBTY, Inc. delivered strong performance. Herbalife experienced strong organic revenue growth and solid earnings, while NBTY benefited from an improved balance sheet, strong free cash flow generation, and more stable industry conditions. On an absolute basis, our strongest-performing stock was Vintage Petroleum, Inc., which rose following the company's agreement to be acquired by Occidental Petroleum. After the announcement, we liquidated our position in the company, because the combined enterprise exceeded the Wellington Management market-cap guidelines.

HOW DID WELLINGTON MANAGEMENT CHANGE THE VALUE PORTION'S POSITIONING OVER THE REPORTING PERIOD?

         Exposure to industrials declined with the elimination of Kadant, Inc., when the stock achieved our price target, and Wolverine Tube, due to revenue and earnings disappointments. Consumer discretionary exposure was reduced primarily through the elimination of Ruby Tuesday, Inc. and Interstate Hotels & Resorts, Inc., both of which achieved our price targets. Exposure to financials was increased by adding to several existing holdings and initiating a position in Equity Inns, Inc.

WHAT DROVE PERFORMANCE IN THE GROWTH PORTION OF THE FUND MANAGED BY
BATTERYMARCH?

         U.S. equities were on an upswing during the period, until a sudden reversal in May. Similarities among stock returns by capitalization and investment style suggest that investors were

 . . . C O N T I N U E D
========================--------------------------------------------------------

         influenced by macroeconomic considerations, such as rising interest rates and energy costs, rather than underlying stock fundamentals. Small-cap stocks were the hardest hit as investors fled to higher-quality securities, although the market regained strength by the end of the reporting period as volatility rose. Batterymarch remained focused on securities that compare well in terms of cash flow, expectations, earnings growth, and value, in the belief that these stocks have the best potential for attractive long-term results.

         Performance for the period was helped by security selection in the energy, financials - real estate, and industrials sectors. The top individual contributors were Frontier Oil Corp., an oil refining and marketing company; Dress Barn, Inc., a chain of women's apparel stores; and Wesco International Inc., an electrical distributor. Overall, however, stock selection was negative. Notable detractors included Meritage Homes Corp., which suffered in the weak housing market despite strong financials, and Chattem, Inc., a health and personal care products provider with falling earnings estimates. Sector allocation in the Batterymarch portion of the Fund was slightly positive, with overweights in energy and energy services, the two strongest sectors for the period. Underweight exposure to health care stocks also proved positive.

HOW DID POSITIONING IN THE BATTERYMARCH-MANAGED GROWTH PORTION CHANGE OVER THE REPORTING PERIOD?

         The Batterymarch-managed portion of the Fund boosted its overweight in energy-related stocks and went from underweight to overweight in the diversified financials sector. Exposure to software and services and health care, the largest sector in the benchmark, was decreased, enlarging our underweights in both sectors relative to the Russell 2000 Growth Index. While exposure to technology was increased, we remained underweight in the sector at the end of the period.

         CHATTEM, INC. WAS SOLD OUT OF THE BATTERYMARCH-MANAGED PORTION OF THE FUND PRIOR TO JULY 31, 2006.

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

WHAT'S BATTERYMARCH'S OUTLOOK?

         Many observers believe that growth will moderate as the economy feels the effects of higher interest rates. However, the Batterymarch team believes record levels of available cash have the potential to help shield a number of companies from the increase in rates and support continued capital spending. Increasing merger and acquisition activity is likely to help smaller companies, the probable targets for purchase.

         From everyone at Wellington Management and Batterymarch, thank you for the opportunity to serve you.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA SMALL CAP STOCK FUND (Ticker Symbol: USCAX)

OBJECTIVE
--------------------------------------------------------------------------------

         Long-term growth of capital.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

         Normally at least 80% of the Fund's assets will be invested in equity securities of companies with small market capitalizations.

--------------------------------------------------------------------------------
                                            7/31/06                  7/31/05
--------------------------------------------------------------------------------
Net Assets                               $375.2 Million           $311.2 Million
Net Asset Value Per Share                    $13.99                   $14.80

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/06
--------------------------------------------------------------------------------

1 YEAR                      5 YEARS                   SINCE INCEPTION ON 8/02/99
1.90%                        8.41%                              6.45%

         THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

         TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                           OVERVIEW

                        CUMULATIVE PERFORMANCE COMPARISON

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               S&P SMALLCAP    LIPPER SMALL-CAP CORE     RUSSELL 2000    USAA SMALL CAP
                600 INDEX           FUNDS INDEX             INDEX          STOCK FUND
               ------------    ---------------------     ------------    --------------
07/31/99       $10,000.00           $10,000.00           $10,000.00        $10,000.00
08/31/99         9,560.00             9,633.31             9,629.91          9,900.00
09/30/99         9,600.47             9,625.84             9,632.01          9,890.00
10/31/99         9,576.34             9,709.63             9,671.03         10,080.00
11/30/99         9,976.71            10,335.55            10,248.48         11,560.00
12/31/99        10,796.83            11,450.45            11,408.60         13,220.00
01/31/00        10,462.26            11,230.39            11,225.40         13,460.00
02/29/00        11,863.32            12,813.84            13,079.11         16,650.00
03/31/00        11,424.68            12,631.62            12,216.80         14,010.00
04/30/00        11,228.84            11,929.22            11,481.65         12,430.00
05/31/00        10,895.99            11,422.09            10,812.48         11,870.00
06/30/00        11,540.32            12,429.60            11,755.01         13,760.00
07/31/00        11,257.02            12,043.21            11,376.82         13,170.00
08/31/00        12,254.87            13,116.13            12,244.88         14,580.00
09/30/00        11,921.21            12,779.06            11,885.00         14,030.00
10/31/00        11,995.81            12,394.65            11,354.45         12,750.00
11/30/00        10,746.87            11,160.35            10,188.90         10,540.00
12/31/00        12,070.73            12,244.33            11,063.95         11,380.00
01/31/01        12,588.15            12,680.17            11,639.98         11,640.00
02/28/01        11,819.96            11,874.71            10,876.23         10,400.00
03/31/01        11,277.92            11,313.31            10,344.21          9,300.00
04/30/01        12,137.56            12,214.65            11,153.43         10,240.00
05/31/01        12,369.75            12,659.79            11,427.58         10,380.00
06/30/01        12,823.10            13,051.24            11,822.17         10,500.00
07/31/01        12,608.72            12,748.89            11,182.24         10,340.00
08/31/01        12,321.25            12,392.12            10,821.07          9,970.00
09/30/01        10,655.61            10,768.42             9,364.42          8,810.00
10/31/01        11,223.83            11,408.15             9,912.43          9,190.00
11/30/01        12,044.86            12,255.94            10,679.82          9,740.00
12/31/01        12,859.94            13,116.77            11,339.01         10,340.00
01/31/02        12,972.09            12,961.37            11,221.07         10,410.00
02/28/02        12,749.02            12,615.30            10,913.54         10,230.00
03/31/02        13,756.06            13,584.61            11,790.68         11,000.00
04/30/02        14,144.79            13,651.36            11,898.14         11,250.00
05/31/02        13,559.32            13,142.54            11,370.08         10,800.00
06/30/02        12,857.96            12,406.40            10,805.92         10,240.00
07/31/02        11,042.02            10,720.11             9,173.90          9,610.00
08/31/02        11,146.75            10,776.93             9,150.53          9,610.00
09/30/02        10,464.60            10,014.07             8,493.40          9,000.00
10/31/02        10,799.59            10,369.96             8,765.71          9,010.00
11/30/02        11,362.14            11,135.22             9,548.00          9,330.00
12/31/02        10,978.64            10,594.24             9,016.37          9,210.00
01/31/03        10,601.28            10,284.44             8,766.83          8,940.00
02/28/03        10,262.06             9,963.31             8,501.93          8,710.00
03/31/03        10,342.68            10,047.44             8,611.41          8,940.00
04/30/03        11,182.06            10,884.07             9,427.92          9,490.00
05/31/03        12,083.73            11,840.23            10,439.66          9,890.00
06/30/03        12,397.71            12,112.81            10,628.58         10,140.00
07/31/03        13,042.34            12,733.98            11,293.61         10,380.00
08/31/03        13,677.05            13,285.85            11,811.41         10,740.00
09/30/03        13,275.33            12,997.31            11,593.39         10,580.00
10/31/03        14,426.05            14,018.66            12,566.97         11,300.00
11/30/03        14,971.93            14,523.67            13,012.94         11,650.00
12/31/03        15,237.13            14,927.55            13,276.95         11,730.00
01/31/04        15,675.25            15,400.48            13,853.78         12,010.00
02/29/04        15,976.89            15,668.47            13,977.97         12,150.00
03/31/04        16,185.11            15,838.36            14,108.24         12,310.00
04/30/04        15,648.51            15,294.02            13,388.94         11,870.00
05/31/04        15,887.96            15,427.13            13,602.04         11,950.00
06/30/04        16,768.21            16,085.71            14,174.87         12,460.00
07/31/04        15,849.40            15,238.13            13,220.43         11,820.00
08/31/04        15,709.52            15,104.82            13,152.48         11,720.00
09/30/04        16,537.90            15,855.95            13,769.94         12,320.00
10/31/04        16,846.35            16,115.60            14,040.99         12,560.00
11/30/04        18,285.96            17,388.27            15,258.88         13,510.00
12/31/04        18,688.26            17,669.31            15,710.54         13,931.22
01/31/05        18,265.16            17,157.02            15,055.04         13,571.90
02/28/05        18,788.75            17,557.88            15,310.04         13,951.75
03/31/05        18,302.33            17,115.78            14,871.77         13,664.30
04/30/05        17,280.08            16,191.56            14,020.08         12,996.99
05/31/05        18,424.55            17,059.29            14,937.71         13,787.49
06/30/05        19,023.60            17,640.70            15,513.87         14,475.32
07/31/05        20,168.85            18,689.08            16,496.76         15,193.96
08/31/05        19,871.49            18,516.38            16,190.90         14,875.71
09/30/05        20,046.42            18,693.03            16,241.69         15,050.23
10/31/05        19,418.93            18,119.17            15,737.39         14,444.53
11/30/05        20,310.69            18,947.15            16,501.38         15,039.96
12/31/05        20,123.69            19,004.64            16,425.96         15,040.05
01/31/06        21,808.37            20,452.70            17,898.91         15,847.94
02/28/06        21,645.01            20,317.49            17,849.64         15,814.74
03/31/06        22,707.05            21,212.42            18,715.65         16,434.49
04/30/06        22,704.99            21,371.82            18,712.60         16,567.30
05/31/06        21,668.13            20,340.18            17,661.69         15,726.21
06/30/06        21,672.21            20,201.97            17,775.25         15,847.94
07/31/06        20,927.60            19,515.89            17,196.87         15,482.73

                                   [END CHART]

              *DATA FROM 7/31/99 THROUGH 7/31/06.

         *THE PERFORMANCE OF THE LIPPER SMALL-CAP CORE FUNDS INDEX, THE RUSSELL
          2000 INDEX, AND THE S&P SMALLCAP 600 INDEX IS CALCULATED FROM THE END OF THE MONTH OF JULY 31, 1999, WHILE THE FUND'S INCEPTION DATE IS AUGUST 2, 1999. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS BECAUSE OF THIS DIFFERENCE.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

        The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund to the following benchmarks:

        o The S&P SmallCap 600(R) Index is an unmanaged market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

        o The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category.

        o The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

12

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

------------------------------------
        TOP 10 EQUITY HOLDINGS
          (% of Net Assets)
------------------------------------

Carlisle Companies, Inc.        2.3%

Encore Acquisition Co.          2.1%

Reynolds and Reynolds Co. "A"   2.1%

Acuity Brands, Inc.             2.0%

Whiting Petroleum Corp.         1.9%

Belden CDT, Inc.                1.7%

Assured Guaranty Ltd.           1.6%

Novelis, Inc.                   1.6%

Stage Stores, Inc.              1.6%

Universal Corp.                 1.5%
------------------------------------

 . . . C O N T I N U E D
========================--------------------------------------------------------

          SECTOR ASSET ALLOCATION
                7/31/2006

   [PIE CHART OF SECTOR ASSET ALLOCATION]

Industrials                           22.2%

Financials                            20.0%

Consumer Discretionary                17.3%

Information Technology                 8.8%

Energy                                 8.4%

Materials                              5.3%

Consumer Staples                       5.2%

Health Care                            4.8%

Utilities                              3.8%

Telecommunication Services             0.9%

Short-Term Investments*               14.4%

               [END CHART]

*INCLUDES MONEY MARKET INSTRUMENTS AND SHORT-TERM INVESTMENTS PURCHASED WITH
 CASH COLLATERAL FROM SECURITIES LOANED.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

14

 S H A R E H O L D E R
======================----------------------------------------------------------
                       Voting RESULTS

         On July 19, 2006, a meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 26, 2006, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

         The following proposals and voting results pertain to one or more series within USAA Mutual Fund, Inc. (the Company). Votes shown for Proposal 1 are for the entire series of the Company. Votes shown for Proposal 2 are for the USAA Small Cap Stock Fund.

PROPOSAL 1
--------------------------------------------------------------------------------

         Re-election of the Funds' Board of Directors.

NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
     DIRECTORS                       FOR                        VOTES WITHHELD
--------------------------------------------------------------------------------
Richard A. Zucker              3,210,416,576                      101,025,630
Barbara B. Dreeben             3,205,552,151                      105,890,055
Robert L. Mason, Ph.D.         3,210,691,692                      100,750,514
Michael F. Reimherr            3,212,057,600                       99,384,606
Christopher W. Claus           3,209,754,156                      101,688,050

PROPOSAL 2
--------------------------------------------------------------------------------

         Approval of a reorganization plan for the Fund.

NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
   FOR                AGAINST              ABSTAIN           BROKER NON-VOTE*
--------------------------------------------------------------------------------
18,513,659            293,379              220,523              1,563,538

         *Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instruction from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are treated the same as abstentions and, as a result, had the effect of an "against" vote on the outcome of the proposals.

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA SMALL CAP STOCK FUND

         The following federal tax information related to the Fund's fiscal year ended July 31, 2006, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2007.

         For the year ended July 31, 2006, the Fund distributed long-term realized capital gains of $0.668663 per share.

         96.35% of ordinary income distributions qualify for the dividends received deductions eligible to corporations.

16

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
=======================---------------------------------------------------------
                        Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SMALL CAP STOCK FUND:

We have audited the accompanying statement of assets and liabilities of the USAA Small Cap Stock Fund (a portfolio of USAA Mutual Funds Trust, formerly USAA Mutual Fund, Inc.) (the "Fund"), including the portfolio of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Small Cap Stock Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 13, 2006

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              COMMON STOCKS (96.7%)

              CONSUMER DISCRETIONARY (17.3%)
              ------------------------------
              ADVERTISING (0.8%)
  140,500     Valassis Communications, Inc.*                                       $  2,884
                                                                                   --------
              APPAREL & ACCESSORIES & LUXURY GOODS (1.4%)
   30,220     Carter's, Inc.*                                                           659
   32,900     Phillips-Van Heusen Corp.                                               1,169
  113,300     Unifirst Corp.(a)                                                       3,523
                                                                                   --------
                                                                                      5,351
                                                                                   --------
              APPAREL RETAIL (5.2%)
  139,650     Cato Corp. "A"                                                          3,396
   94,900     Charming Shoppes, Inc.*                                                   978
   16,960     Children's Place Retail Stores, Inc.*                                     947
   26,280     Christopher & Banks Corp.                                                 741
   57,510     Dress Barn, Inc.*                                                       1,241
   21,140     DSW Inc. "A"*(a)                                                          726
   19,330     Guess?, Inc.*                                                             823
   13,550     Gymboree Corp.*                                                           454
   34,800     Men's Wearhouse, Inc.                                                   1,083
   37,300     Payless ShoeSource, Inc.*                                                 965
  199,260     Stage Stores, Inc.                                                      5,910
   34,100     Talbots, Inc.                                                             704
   34,800     Tween Brands, Inc.*                                                     1,295
   25,490     United Retail Group, Inc.*                                                368
                                                                                   --------
                                                                                     19,631
                                                                                   --------
              AUTO PARTS & EQUIPMENT (0.7%)
   76,500     Modine Manufacturing Co.                                                1,803
   61,600     Spartan Motors, Inc.                                                    1,008
                                                                                   --------
                                                                                      2,811
                                                                                   --------
              AUTOMOTIVE RETAIL (0.4%)
   35,600     O'Reilly Automotive, Inc.*                                              1,009
   11,400     Pantry, Inc.*                                                             562
                                                                                   --------
                                                                                      1,571
                                                                                   --------
              EDUCATION SERVICES (0.3%)
   14,900     ITT Educational Services, Inc.*                                         1,005
                                                                                   --------
              FOOTWEAR (0.3%)
   52,740     Skechers U.S.A., Inc. "A"*                                              1,150
                                                                                   --------

18

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              GENERAL MERCHANDISE STORES (0.1%)
   18,500     Conn's, Inc.*                                                        $    476
                                                                                   --------
              HOME FURNISHINGS (0.9%)
   18,410     Ethan Allen Interiors, Inc.                                               687
  175,800     Tempur-Pedic International, Inc.*(a)                                    2,549
                                                                                   --------
                                                                                      3,236
                                                                                   --------
              HOMEBUILDING (1.1%)
   38,700     Meritage Homes Corp.*                                                   1,501
   13,800     Standard Pacific Corp.                                                    308
  139,600     WCI Communities, Inc.*(a)                                               2,193
                                                                                   --------
                                                                                      4,002
                                                                                   --------
              HOMEFURNISHING RETAIL (0.4%)
   29,880     Aaron Rents, Inc. "B"                                                     722
   37,185     Select Comfort Corp.*(a)                                                  749
                                                                                   --------
                                                                                      1,471
                                                                                   --------
              HOUSEHOLD APPLIANCES (0.6%)
  119,300     Helen of Troy Ltd.*(a)                                                  2,139
                                                                                   --------
              HOUSEWARES & SPECIALTIES (1.2%)
  189,900     Yankee Candle Co., Inc.                                                 4,616
                                                                                   --------
              INTERNET RETAIL (0.4%)
   23,650     Netflix, Inc.*(a)                                                         489
   19,560     NutriSystem, Inc.*(a)                                                   1,035
                                                                                   --------
                                                                                      1,524
                                                                                   --------
              MOVIES & ENTERTAINMENT (0.1%)
   12,360     Live Nation, Inc.*                                                        259
                                                                                   --------
              RESTAURANTS (2.0%)
   58,350     CEC Entertainment, Inc.*                                                1,723
   28,660     Papa John's International, Inc.*                                          921
  128,430     RARE Hospitality International, Inc.*                                   3,378
   75,900     Sonic Corp.*                                                            1,494
                                                                                   --------
                                                                                      7,516
                                                                                   --------
              SPECIALIZED CONSUMER SERVICES (1.4%)
  112,300     Matthews International Corp. "A"                                        3,856
   24,150     Sotheby's Holdings, Inc. "A"*                                             667
   13,880     Steiner Leisure Ltd.*                                                     558
                                                                                   --------
                                                                                      5,081
                                                                                   --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              SPECIALTY STORES (0.0%)(b)
    9,280     Books-A-Million, Inc.                                                $    141
                                                                                   --------
              Total Consumer Discretionary                                           64,864
                                                                                   --------
              CONSUMER STAPLES (5.2%)
              -----------------------
              DRUG RETAIL (0.1%)
   14,400     Longs Drug Stores Corp.                                                   592
                                                                                   --------
              FOOD RETAIL (1.4%)
  203,700     Casey's General Stores, Inc.                                            4,610
   37,270     Wild Oats Markets, Inc.*(a)                                               667
                                                                                   --------
                                                                                      5,277
                                                                                   --------
              PACKAGED FOODS & MEAT (0.2%)
   15,800     Hormel Foods Corp.                                                        596
                                                                                   --------
              PERSONAL PRODUCTS (1.9%)
   98,900     Herbalife Ltd.*                                                         3,533
   43,260     Medifast, Inc.*(a)                                                        717
   99,200     NBTY, Inc.*                                                             2,929
                                                                                   --------
                                                                                      7,179
                                                                                   --------
              SOFT DRINKS (0.1%)
   16,170     National Beverage Corp.                                                   266
                                                                                   --------
              TOBACCO (1.5%)
  160,500     Universal Corp.(a)                                                      5,669
                                                                                   --------
              Total Consumer Staples                                                 19,579
                                                                                   --------
              ENERGY (8.4%)
              -------------
              COAL & CONSUMABLE FUELS (0.1%)
   12,290     Foundation Coal Holdings, Inc.                                            469
                                                                                   --------
              OIL & GAS DRILLING (1.1%)
   16,550     Hercules Offshore, Inc.*                                                  592
   39,840     Pioneer Drilling Co.*                                                     608
   25,620     TODCO "A"                                                                 976
   33,540     Unit Corp.*                                                             1,967
                                                                                   --------
                                                                                      4,143
                                                                                   --------
              OIL & GAS EQUIPMENT & SERVICES (1.9%)
   28,570     Helix Energy Solutions Group, Inc.*                                     1,114
   17,270     Lone Star Technologies, Inc.*                                             813

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
   26,970     NATCO Group Inc.*                                                    $  1,025
   17,580     Oil States International, Inc.*                                           565
   41,430     RPC, Inc.(a)                                                              953
    7,500     Superior Energy Services, Inc.*                                           257
   25,120     Veritas DGC, Inc.*                                                      1,439
   14,050     W-H Energy Services, Inc.*                                                773
                                                                                   --------
                                                                                      6,939
                                                                                   --------
              OIL & GAS EXPLORATION & PRODUCTION (4.9%)
   13,195     Atlas America, Inc.*                                                      599
   12,900     Cabot Oil & Gas Corp. "A"                                                 681
  260,400     Encore Acquisition Co.*                                                 7,932
   17,000     Plains Exploration & Production Co.*                                      747
   20,290     St. Mary Land & Exploration Co.                                           872
   14,720     W&T Offshore, Inc.                                                        501
  149,400     Whiting Petroleum Corp.*                                                6,977
                                                                                   --------
                                                                                     18,309
                                                                                   --------
              OIL & GAS REFINING & MARKETING (0.4%)
   24,890     Frontier Oil Corp.                                                        877
   30,480     Western Refining, Inc.                                                    701
                                                                                   --------
                                                                                      1,578
                                                                                   --------
              Total Energy                                                           31,438
                                                                                   --------
              FINANCIALS (20.0%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.0%)
  239,800     Ares Capital Corp.                                                      3,911
                                                                                   --------
              CONSUMER FINANCE (1.1%)
   13,400     Advance America, Cash Advance Centers, Inc.                               178
   72,800     Asta Funding, Inc.(a)                                                   2,431
   16,050     Cash America International, Inc.                                          549
    9,970     CompuCredit Corp.*                                                        326
   12,200     Dollar Financial Corp.*                                                   245
   23,950     First Cash Financial Services, Inc.*                                      456
    8,400     Rewards Network, Inc.*                                                     38
                                                                                   --------
                                                                                      4,223
                                                                                   --------
              INSURANCE BROKERS (0.2%)
   18,580     National Financial Partners Corp.                                         837
                                                                                   --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              INVESTMENT BANKING & BROKERAGE (0.5%)
    6,580     GFI Group, Inc.*                                                     $    378
   70,620     Knight Capital Group, Inc.*                                             1,168
   20,120     TradeStation Group, Inc.*                                                 294
                                                                                   --------
                                                                                      1,840
                                                                                   --------
              LIFE & HEALTH INSURANCE (1.6%)
   83,250     Delphi Financial Group, Inc. "A"                                        3,171
  229,200     Universal American Financial Corp.*                                     2,842
                                                                                   --------
                                                                                      6,013
                                                                                   --------
              PROPERTY & CASUALTY INSURANCE (2.0%)
  233,300     Assured Guaranty Ltd.                                                   5,949
   21,130     Philadelphia Consolidated Holding Corp.*                                  716
   12,920     ProAssurance Corp.*                                                       642
                                                                                   --------
                                                                                      7,307
                                                                                   --------
              REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
   13,670     Jones Lang LaSalle, Inc.                                                1,117
                                                                                   --------
              REGIONAL BANKS (2.9%)
   58,100     First Midwest Bancorp, Inc.                                             2,074
  108,400     International Bancshares Corp.                                          3,140
   77,100     MB Financial, Inc.                                                      2,742
    7,200     Texas Capital Bancshares, Inc.*                                           140
   48,200     Westamerica Bancorp                                                     2,319
   30,200     Wilshire Bancorp, Inc.                                                    570
                                                                                   --------
                                                                                     10,985
                                                                                   --------
              REINSURANCE (2.7%)
   51,600     IPC Holdings Ltd.                                                       1,484
  121,400     Platinum Underwriters Holdings Ltd.                                     3,434
   93,000     Reinsurance Group of America, Inc.                                      4,610
  122,594     Scottish Re Group Ltd.                                                    489
                                                                                   --------
                                                                                     10,017
                                                                                   --------
              REITs - DIVERSIFIED (0.4%)
   25,500     PS Business Parks, Inc.                                                 1,530
                                                                                   --------
              REITs - MORTGAGE (0.6%)
   79,200     RAIT Investment Trust                                                   2,239
                                                                                   --------
              REITs - OFFICE (1.7%)
   64,200     Cousins Properties, Inc.                                                2,040
   86,200     Lexington Corp. Properties Trust (a)                                    1,717

22

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
   71,500     Maguire Properties, Inc.                                             $  2,675
                                                                                   --------
                                                                                      6,432
                                                                                   --------
              REITs - RETAIL (2.3%)
   95,200     Acadia Realty Trust                                                     2,270
   44,700     Pennsylvania Real Estate Investment Trust                               1,760
  200,300     Realty Income Corp.(a)                                                  4,583
                                                                                   --------
                                                                                      8,613
                                                                                   --------
              REITs - SPECIALIZED (2.1%)
  142,100     Equity Inns, Inc.                                                       2,241
   16,000     FelCor Lodging Trust, Inc.                                                352
   34,900     Innkeepers USA Trust                                                      589
  227,400     U-Store-It Trust                                                        4,334
   13,800     Ventas, Inc.                                                              493
                                                                                   --------
                                                                                      8,009
                                                                                   --------
              SPECIALIZED FINANCE (0.0%)(b)
    2,200     Portfolio Recovery Associates, Inc.*                                       94
                                                                                   --------
              THRIFTS & MORTGAGE FINANCE (0.6%)
  126,100     NewAlliance Bancshares, Inc.                                            1,779
    4,600     Webster Financial Corp.                                                   217
                                                                                   --------
                                                                                      1,996
                                                                                   --------
              Total Financials                                                       75,163
                                                                                   --------
              HEALTH CARE (4.8%)
              ------------------
              BIOTECHNOLOGY (0.1%)
   56,180     Enzon Pharmaceuticals, Inc.*(a)                                           450
                                                                                   --------
              HEALTH CARE DISTRIBUTORS (0.2%)
   28,890     Owens & Minor, Inc.                                                       873
                                                                                   --------
              HEALTH CARE EQUIPMENT (0.3%)
   12,050     AngioDynamics, Inc.*                                                      277
    7,670     Integra Lifesciences Holdings Corp.*                                      283
    8,950     Respironics, Inc.*                                                        318
    9,675     Zoll Medical Corp.*                                                       340
                                                                                   --------
                                                                                      1,218
                                                                                   --------
              HEALTH CARE FACILITIES (0.5%)
   73,850     Amsurg Corp. "A"*                                                       1,637
   13,110     Radiation Therapy Services, Inc.*                                         364
                                                                                   --------
                                                                                      2,001
                                                                                   --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              HEALTH CARE SERVICES (1.2%)
   91,600     CorVel Corp.*                                                        $  2,349
   28,200     inVentiv Health, Inc.*                                                    787
   31,720     Pediatrix Medical Group, Inc.*                                          1,345
                                                                                   --------
                                                                                      4,481
                                                                                   --------
              HEALTH CARE SUPPLIES (0.1%)
   10,000     DENTSPLY International, Inc.                                              313
                                                                                   --------
              LIFE SCIENCES TOOLS & SERVICES (1.6%)
   18,100     Charles River Laboratories International, Inc.*                           643
   30,300     ICON plc ADR*                                                           1,995
    7,400     Parexel International Corp.*                                              219
   72,000     Varian, Inc.*                                                           3,239
                                                                                   --------
                                                                                      6,096
                                                                                   --------
              MANAGED HEALTH CARE (0.4%)
   26,420     WellCare Health Plans, Inc.*                                            1,296
                                                                                   --------
              PHARMACEUTICALS (0.4%)
   37,290     K-V Pharmaceutical Co. "A"*                                               707
   37,180     Sciele Pharma, Inc.*(a)                                                   760
                                                                                   --------
                                                                                      1,467
                                                                                   --------
              Total Health Care                                                      18,195
                                                                                   --------
              INDUSTRIALS (22.2%)
              -------------------
              AEROSPACE & DEFENSE (0.6%)
   23,570     BE Aerospace, Inc.*                                                       583
    8,800     Ceradyne, Inc.*                                                           430
   28,810     Teledyne Technologies, Inc.*                                            1,099
                                                                                   --------
                                                                                      2,112
                                                                                   --------
              AIR FREIGHT & LOGISTICS (0.5%)
   18,570     EGL, Inc.*                                                                815
   39,060     Pacer International, Inc.                                               1,166
                                                                                   --------
                                                                                      1,981
                                                                                   --------
              AIRLINES (1.3%)
  259,200     AirTran Holdings, Inc.*                                                 3,250
   37,810     Continental Airlines, Inc. "B"*(a)                                        996
   24,200     Mesa Air Group, Inc.*                                                     205
   23,490     SkyWest, Inc.                                                             570
                                                                                   --------
                                                                                      5,021
                                                                                   --------

24

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              BUILDING PRODUCTS (2.7%)
   28,250     Lennox International, Inc.                                           $    645
   21,280     PW Eagle, Inc.(a)                                                         618
   73,400     Quixote Corp.                                                           1,172
  152,400     Simpson Manufacturing, Inc.(a)                                          4,267
  123,300     Trex Co., Inc.*(a)                                                      3,477
                                                                                   --------
                                                                                     10,179
                                                                                   --------
              COMMERCIAL PRINTING (0.8%)
  228,000     Bowne & Co., Inc.                                                       3,162
                                                                                   --------
              CONSTRUCTION & ENGINEERING (0.4%)
   12,050     Emcor Group, Inc.*                                                        621
   40,070     InfraSource Services, Inc.*                                               744
                                                                                   --------
                                                                                      1,365
                                                                                   --------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.9%)
   24,720     Bucyrus International, Inc.                                             1,204
    8,530     FreightCar America, Inc.                                                  458
   25,060     JLG Industries, Inc.                                                      454
   45,480     Westinghouse Air Brake Technologies Corp.                               1,208
                                                                                   --------
                                                                                      3,324
                                                                                   --------
              DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES (0.4%)
   17,860     Corrections Corp. of America*                                             975
   12,240     McGrath RentCorp                                                          331
                                                                                   --------
                                                                                      1,306
                                                                                   --------
              ELECTRICAL COMPONENTS & EQUIPMENT (4.8%)
  172,500     Acuity Brands, Inc.                                                     7,543
  195,070     Belden CDT, Inc.(a)                                                     6,330
  194,423     Deswell Industries, Inc.                                                1,748
   12,750     Encore Wire Corp.*(a)                                                     453
   34,830     Lamson & Sessions Co.*(a)                                                 976
   23,200     Regal-Beloit Corp.                                                        922
                                                                                   --------
                                                                                     17,972
                                                                                   --------
              ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
   14,300     Rollins, Inc.                                                             302
                                                                                   --------
              HUMAN RESOURCES & EMPLOYMENT SERVICES (0.4%)
   27,320     Administaff, Inc.                                                         863
   45,350     Labor Ready, Inc.*                                                        740
                                                                                   --------
                                                                                      1,603
                                                                                   --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              INDUSTRIAL CONGLOMERATES (2.3%)
  106,700     Carlisle Companies, Inc.                                             $  8,524
                                                                                   --------
              INDUSTRIAL MACHINERY (2.2%)
   45,800     Albany International Corp. "A"                                          1,646
   21,300     Columbus McKinnon Corp.*                                                  401
   24,610     EnPro Industries, Inc.*                                                   770
   31,040     Gardner Denver, Inc.*                                                   1,075
    5,500     Graco, Inc.                                                               216
   13,600     Kaydon Corp.                                                              493
  104,100     Mueller Industries, Inc.                                                3,825
                                                                                   --------
                                                                                      8,426
                                                                                   --------
              MARINE (0.1%)
    8,170     American Commercial Lines, Inc.*                                          449
                                                                                   --------
              OFFICE SERVICES & SUPPLIES (1.4%)
   21,360     ICT Group, Inc.*                                                          532
   96,800     United Stationers, Inc.*                                                4,760
                                                                                   --------
                                                                                      5,292
                                                                                   --------
              RAILROADS (0.9%)
  123,750     Genesee & Wyoming, Inc. "A"*                                            3,256
                                                                                   --------
              TRADING COMPANIES & DISTRIBUTORS (1.0%)
   20,870     MSC Industrial Direct Co., Inc. "A"                                       861
   19,840     Watsco, Inc.                                                              879
   22,680     Wesco International, Inc.*                                              1,321
   30,600     Williams Scotsman International, Inc.*                                    653
                                                                                   --------
                                                                                      3,714
                                                                                   --------
              TRUCKING (1.4%)
   29,165     Old Dominion Freight Line, Inc.*                                          950
   22,720     Swift Transportation Co., Inc.*                                           608
   24,930     U. S. Xpress Enterprises, Inc.*                                           580
  151,800     Vitran Corp., Inc. "A"*                                                 3,136
                                                                                   --------
                                                                                      5,274
                                                                                   --------
              Total Industrials                                                      83,262
                                                                                   --------
              INFORMATION TECHNOLOGY (8.8%)
              -----------------------------
              APPLICATION SOFTWARE (3.3%)
   96,100     Intergraph Corp.*                                                       3,415
  224,000     Reynolds and Reynolds Co. "A"                                           7,927

26

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
   21,560     Transaction Systems Architects, Inc. "A"*                            $    798
   13,160     Witness Systems, Inc.*                                                    210
                                                                                   --------
                                                                                     12,350
                                                                                   --------
              COMMUNICATIONS EQUIPMENT (0.8%)
   93,240     Arris Group, Inc.*                                                        997
   10,790     Black Box Corp.                                                           444
   27,970     Commscope, Inc.*                                                          874
   54,250     ECI Telecom Ltd.*                                                         363
   15,820     Polycom, Inc.*                                                            351
                                                                                   --------
                                                                                      3,029
                                                                                   --------
              COMPUTER HARDWARE (0.2%)
    7,600     Diebold, Inc.                                                             307
   24,220     Palm, Inc.*                                                               361
                                                                                   --------
                                                                                        668
                                                                                   --------
              COMPUTER STORAGE & PERIPHERALS (0.6%)
  111,300     Electronics for Imaging, Inc.*                                          2,246
                                                                                   --------
              DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
   38,770     Moneygram International, Inc.                                           1,188
                                                                                   --------
              ELECTRONIC EQUIPMENT MANUFACTURERS (0.8%)
   48,210     Dolby Laboratories, Inc. "A"*                                             967
   22,400     Itron, Inc.*                                                            1,042
   11,820     MTS Systems Corp.                                                         436
   20,280     Technitrol, Inc.                                                          502
                                                                                   --------
                                                                                      2,947
                                                                                   --------
              ELECTRONIC MANUFACTURING SERVICES (0.9%)
  188,300     Nam Tai Electronics, Inc.                                               3,222
                                                                                   --------
              INTERNET SOFTWARE & SERVICES (0.3%)
   15,720     J2 Global Communications, Inc.*                                           440
   56,750     RealNetworks, Inc.*                                                       567
      970     Vignette Corp.*                                                            13
                                                                                   --------
                                                                                      1,020
                                                                                   --------
              IT CONSULTING & OTHER SERVICES (0.7%)
    6,680     ManTech International Corp. "A"*                                          188
   89,500     Maximus, Inc.                                                           2,429
                                                                                   --------
                                                                                      2,617
                                                                                   --------
              SEMICONDUCTOR EQUIPMENT (0.5%)
   17,510     Advanced Energy Industries, Inc.*                                         226
  118,220     Asyst Technologies, Inc.*                                                 824

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
   10,940     Cymer, Inc.*                                                         $    428
   22,120     Veeco Instruments, Inc.*                                                  493
                                                                                   --------
                                                                                      1,971
                                                                                   --------
              SEMICONDUCTORS (0.4%)
  133,660     Conexant Systems, Inc.*                                                   239
   29,393     OmniVision Technologies, Inc.*(a)                                         558
   86,840     ON Semiconductor Corp.*                                                   546
    8,540     RF Micro Devices, Inc.*                                                    53
   18,290     Silicon Image, Inc.*                                                      194
                                                                                   --------
                                                                                      1,590
                                                                                   --------
              Total Information Technology                                           32,848
                                                                                   --------
              MATERIALS (5.3%)
              ----------------
              ALUMINUM (1.8%)
   17,580     Aleris International, Inc.*                                               720
  305,000     Novelis, Inc.(a)                                                        6,011
                                                                                   --------
                                                                                      6,731
                                                                                   --------
              CONSTRUCTION MATERIALS (0.2%)
   18,700     Eagle Materials, Inc.                                                     673
                                                                                   --------
              DIVERSIFIED CHEMICALS (0.1%)
    8,300     Ashland Inc.                                                              552
                                                                                   --------
              DIVERSIFIED METALS & MINING (1.1%)
  152,900     Compass Minerals International, Inc.                                    4,084
                                                                                   --------
              METAL & GLASS CONTAINERS (1.0%)
   77,600     AptarGroup, Inc.                                                        3,996
                                                                                   --------
              PAPER PACKAGING (0.1%)
    9,400     Bemis Co., Inc.                                                           289
                                                                                   --------
              STEEL (1.0%)
   49,200     AK Steel Holding Corp.*                                                   636
   15,400     Chaparral Steel Co.*                                                    1,081
   24,580     Cleveland-Cliffs, Inc.(a)                                                 888
   30,530     Quanex Corp.                                                            1,108
                                                                                   --------
                                                                                      3,713
                                                                                   --------
              Total Materials                                                        20,038
                                                                                   --------

28

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.9%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.2%)
   43,600     Time Warner Telecom, Inc.*                                           $    729
                                                                                   --------
              INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
   98,900     Atlantic Tele-Network, Inc.                                             1,838
                                                                                   --------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
   31,840     SBA Communications Corp. "A"*                                             760
                                                                                   --------
              Total Telecommunication Services                                        3,327
                                                                                   --------
              UTILITIES (3.8%)
              ----------------
              ELECTRIC UTILITIES (0.7%)
  113,400     Weststar Energy, Inc.                                                   2,619
                                                                                   --------
              GAS UTILITIES (1.9%)
   61,000     Atmos Energy Corp.                                                      1,755
   68,000     New Jersey Resources Corp.                                              3,395
   21,800     UGI Corp.                                                                 542
   54,700     WGL Holdings, Inc.                                                      1,643
                                                                                   --------
                                                                                      7,335
                                                                                   --------
              MULTI-UTILITIES (1.2%)
  162,400     PNM Resources, Inc.                                                     4,354
                                                                                   --------
              Total Utilities                                                        14,308
                                                                                   --------
              Total Common Stocks (cost: $335,916)                                  363,022
                                                                                   --------
              MONEY MARKET INSTRUMENTS (3.8%)

              MONEY MARKET FUNDS
4,329,715     SSgA Money Market Fund, 4.93%(c)                                        4,330
9,886,423     SSgA Prime Money Market Fund, 5.15%(c)                                  9,886
                                                                                   --------
              Total Money Market Instruments (cost: $14,216)                         14,216
                                                                                   --------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (10.6%)

              MONEY MARKET FUNDS (0.3%)
  952,825     AIM Short-Term Investment Co. Liquid Assets Portfolio, 5.22%(c)           953
                                                                                   --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

PRINCIPAL                                                                            MARKET
   AMOUNT                                                                             VALUE
    (000)     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              COMMERCIAL PAPER (1.2%)
  $ 4,701     Manhattan Asset Funding Co., 5.41%(f), 8/11/2006                     $  4,694
                                                                                   --------
              REPURCHASE AGREEMENTS (9.1%)(d)
   10,000     Credit Suisse First Boston, LLC, 5.27%, acquired on
                7/31/2006 and due 8/01/2006 at $10,000 (collateralized
                by $7,970 of U.S. Treasury Inflation Index Bonds, 3.88%,
                due 1/15/2009; market value $10,201)                                 10,000
   14,000     Deutsche Bank Securities, Inc., 5.27%, acquired on
                7/31/2006 and due 8/01/2006 at $14,000 (collateralized
                by $14,761 of Fannie Mae Notes(e), 4.38%, due
                9/15/2012; market value $14,281)                                     14,000
   10,000     Lehman Brothers, Inc., 5.24%, acquired on 7/31/2006
                and due 8/01/2006 at $10,000 (collateralized by $10,825
                of Fannie Mae Notes(e), 4.38%, due 7/17/2013;
                market value $10,203)                                                10,000
                                                                                   --------
              Total Repurchase Agreements                                            34,000
                                                                                   --------
              Total Short-Term Investments Purchased With Cash Collateral
                From Securities Loaned (cost: $39,647)                               39,647
                                                                                   --------
              TOTAL INVESTMENTS (COST: $389,779)                                   $416,885
                                                                                   ========

30

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA SMALL CAP STOCK FUND
JULY 31, 2006

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%. Investments in foreign securities were 4.8% of net assets at July 31, 2006.

         ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) The security or a portion thereof was out on loan as of July 31, 2006.

         (b) Represents less than 0.1% of net assets.

         (c) Rate represents the money market fund annualized seven-day yield at July 31, 2006.

         (d) Collateral on repurchase agreements is received by the Fund upon entering into the repurchase agreement. The collateral is marked-to-market daily to ensure its market value is equal to or in excess of the repurchase agreement price plus accrued interest.

         (e) Securities issued by government-sponsored enterprises (GSEs) are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (f) Zero-coupon security. Rate represents the effective yield at date of purchase.

         * Non-income-producing security for the year ended July 31, 2006.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

ASSETS
   Investments in securities, at market value (including securities
      on loan of $37,525) (identified cost of $389,779)                             $416,885
   Cash                                                                                   23
   Receivables:
      Capital shares sold                                                                500
      USAA Transfer Agency Company (Note 6E)                                               2
      Dividends and interest                                                             321
      Securities sold                                                                  2,630
      Other                                                                               24
                                                                                    --------
         Total assets                                                                420,385
                                                                                    --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                39,670
      Securities purchased                                                             4,603
      Capital shares redeemed                                                            578
   Accrued management fees                                                               230
   Accrued transfer agent's fees                                                          23
   Other accrued expenses and payables                                                   114
                                                                                    --------
         Total liabilities                                                            45,218
                                                                                    --------
            Net assets applicable to capital shares outstanding                     $375,167
                                                                                    ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $332,347
   Accumulated net realized gain on investments                                       15,714
   Net unrealized appreciation of investments                                         27,106
                                                                                    --------
            Net assets applicable to capital shares outstanding                     $375,167
                                                                                    ========
   Capital shares outstanding                                                         26,820
                                                                                    ========
   Authorized shares of $.01 par value                                               100,000
                                                                                    ========
   Net asset value, redemption price, and offering price per share                  $  13.99
                                                                                    ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA SMALL CAP STOCK FUND
YEAR ENDED JULY 31, 2006

INVESTMENT INCOME

   Dividends (net of foreign taxes withheld of $14)                                 $  4,244
   Interest                                                                              437
   Securities lending (net)                                                              165
                                                                                    --------
      Total income                                                                     4,846
                                                                                    --------
EXPENSES

   Management fees                                                                     2,500
   Administration and servicing fees                                                     519
   Transfer agent's fees                                                               1,026
   Custody and accounting fees                                                           140
   Postage                                                                               145
   Shareholder reporting fees                                                             34
   Directors' fees                                                                         7
   Registration fees                                                                      60
   Professional fees                                                                      62
   Other                                                                                  12
                                                                                    --------
      Total expenses                                                                   4,505
   Expenses paid indirectly                                                              (27)
                                                                                    --------
      Net expenses                                                                     4,478
                                                                                    --------
NET INVESTMENT INCOME                                                                    368
                                                                                    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized gain                                                                  25,061
   Change in net unrealized appreciation/depreciation                                (19,667)
                                                                                    --------
      Net realized and unrealized gain                                                 5,394
                                                                                    --------
Increase in net assets resulting from operations                                    $  5,762
                                                                                    ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA SMALL CAP STOCK FUND
YEARS ENDED JULY 31,

                                                                    2006           2005
                                                                -----------------------
FROM OPERATIONS

   Net investment income                                        $    368      $      60
   Net realized gain on investments                               25,061         15,076
   Net realized gain on foreign currency transactions                  -              1
   Change in unrealized appreciation/depreciation
      of investments                                             (19,667)        46,435
                                                                -----------------------
      Increase in net assets resulting from operations             5,762         61,572
                                                                -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                               -            (99)
   Net realized gains                                            (23,993)        (6,096)
                                                                -----------------------
      Distributions to shareholders                              (23,993)        (6,195)
                                                                -----------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                     123,513         99,421
   Reinvested dividends                                           23,664          6,107
   Cost of shares redeemed                                       (64,948)       (42,006)
                                                                -----------------------
      Increase in net assets from capital share transactions      82,229         63,522
                                                                -----------------------
   Capital contribution from USAA Transfer Agency
      Company (Note 6E)                                                2              4
                                                                -----------------------
Net increase in net assets                                        64,000        118,903

NET ASSETS

   Beginning of year                                             311,167        192,264
                                                                -----------------------
   End of year                                                  $375,167      $ 311,167
                                                                =======================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                                     8,613          7,509
   Shares issued for dividends reinvested                          1,723            456
   Shares redeemed                                                (4,546)        (3,202)
                                                                -----------------------
      Increase in shares outstanding                               5,790          4,763
                                                                =======================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA SMALL CAP STOCK FUND
JULY 31, 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company incorporated under the laws of Maryland consisting of 17 separate funds. Effective after the close of business on July 31, 2006, the USAA Small Cap Stock Fund (the Fund) was reorganized into a newly established corresponding series of USAA Mutual Funds Trust, which is an existing Delaware statutory trust that was formerly known as USAA State Tax-Free Trust. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is long-term growth of capital.

           A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

              1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                 take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Company's Board of Directors. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

              3. Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day.

              4. Debt securities purchased with original maturities of 60 days or less are valued at amortized cost, which approximates market value.

              5. Repurchase agreements are valued at cost, which approximates market value.

              6. Securities for which market quotations are not readily
                 available or are considered unreliable, or whose values have been

36

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

                 materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Company's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                 Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

           B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

           C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

              amortized on a straight-line basis over the life of the respective securities.

           D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

           E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

              2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

              The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of

38

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

              securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

              Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

           F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. For the year ended July 31, 2006, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $24,000 and $3,000, respectively, resulting in a total reduction in Fund expenses of $27,000.

           G. INDEMNIFICATIONS - Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

              business the Company enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, the Company expects the risk of loss to be remote.

           H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. Prior to January 6, 2006, the facility fees assessed by CAPCO were limited to an amount not to exceed 0.09% annually of the $300 million loan agreement.

40

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         For the year ended July 31, 2006, the Fund paid CAPCO facility fees of $1,000, which represents 1.0% of total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2006.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book-basis and tax-basis accounting for dividend distributions resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $368,000. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended July 31, 2006, and 2005, was as follows:


                                           2006                          2005
                                       -----------------------------------------
Ordinary income*                       $ 9,013,000                    $   99,000
Long-term realized capital gains        14,980,000                     6,096,000

         *Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

          As of July 31, 2006, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains                                $15,760,000
Unrealized appreciation of investments                                27,060,000

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 2006, were $279,769,000 and $222,954,000, respectively.

         The cost of securities, including short-term securities, at July 31, 2006, for federal income tax purposes, was $389,825,000.

         Gross unrealized appreciation and depreciation of investments as of July 31, 2006, for federal income tax purposes, were $47,962,000 and $20,902,000, respectively, resulting in net unrealized appreciation of $27,060,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Metropolitan West Securities LLC (MetWest), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund and MetWest retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transactions. MetWest receives no other fees from the Fund for its services as

42

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Corp., parent company of MetWest, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2006, the Fund received securities-lending income of $165,000, which is net of the 20% income retained by MetWest. As of July 31, 2006, the Fund loaned securities having a fair market value of approximately $37,525,000 and received cash collateral of $39,670,000 for the loans. Of this amount, $39,647,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $23,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

           A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Company's Board of Directors. The Manager is authorized to select (with approval of the Company's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Company's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

              The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

              the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Small-Cap Core Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                     AS A % OF THE FUND'S AVERAGE NET ASSETS
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                       +/- 0.04%
+/- 4.01% to 7.00%                       +/- 0.05%
+/- 7.01% and greater                    +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Small-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period.

44

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

              For the year ended July 31, 2006, the Fund incurred total management fees, paid or payable to the Manager, of $2,500,000, which is net of a performance adjustment of $(95,000) that decreased the base management fee of 0.75% by 0.03%.

           B. SUBADVISORY ARRANGEMENTS - The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Wellington Management Company, LLP (Wellington Management), under which Batterymarch and Wellington Management direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Batterymarch a subadvisory fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages, and pays Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management manages. For the year ended July 31, 2006, the Manager incurred subadvisory fees, paid or payable to Batterymarch and Wellington Management, of $530,000 and $1,683,000, respectively.

           C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2006, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $519,000.

              In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Company's Board of Directors has approved the reimbursement of these expenses incurred by the Manager. For the year ended

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

              July 31, 2006, the Fund reimbursed the Manager $17,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

           D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the Fund's annual operating expenses to 1.40% of the Fund's average net assets, before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This agreement may be modified or terminated at any time. For the year ended July 31, 2006, the Fund did not incur any reimbursable expenses.

           E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of- pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2006, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,026,000. Additionally, the Fund recorded a receivable from SAS of $2,000 at July 31, 2006, for adjustments related to corrections to shareholder transactions.

           F. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

46

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

(8) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

         On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, management has not determined the effect, if any, that the adoption of FIN 48 will have on the Fund's financial statements.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                             YEAR ENDED JULY 31,
                                                      ------------------------------------------------------------------
                                                          2006           2005           2004          2003          2002
                                                      ------------------------------------------------------------------
Net asset value at beginning of period                $  14.80       $  11.82       $  10.38      $   9.61      $  10.34
                                                      ------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                              -            .00(a),(d)    (.04)(a)      (.08)(a)      (.06)(a)
   Net realized and unrealized gain (loss)                 .26           3.34(a)        1.48(a)        .85(a)       (.67)(a)
                                                      ------------------------------------------------------------------
Total from investment operations                           .26           3.34(a)        1.44(a)        .77(a)       (.73)(a)
                                                      ------------------------------------------------------------------
Less distributions:
   From net investment income                                -           (.01)             -             -             -
   From realized capital gains                           (1.07)          (.35)             -             -             -
                                                      ------------------------------------------------------------------
Total distributions                                      (1.07)          (.36)             -             -             -
                                                      ------------------------------------------------------------------
Net asset value at end of period                      $  13.99       $  14.80       $  11.82      $  10.38      $   9.61
                                                      ==================================================================
Total return (%)*                                         1.90          28.54          13.87          8.01         (7.06)
Net assets at end of period (000)                     $375,167       $311,167       $192,264      $125,480      $102,890
Ratio of expenses to average
   net assets (%)**(b),(c)                                1.30           1.34           1.40          1.40          1.40
Ratio of expenses to average net assets,
   excluding reimbursements (%)**(c)                      1.30           1.34           1.40          1.69          1.71
Ratio of net investment income (loss) to average
   net assets (%)**                                        .11            .02           (.35)         (.85)         (.57)
Portfolio turnover (%)                                   65.93          69.09         184.27        170.37        200.14

  * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.
 ** For the year ended July 31, 2006, average net assets were $346,467,000.
(a) Calculated using average shares.
(b) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.40% of the Fund's average net assets.
(c) Reflects operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                          (.01%)         (.03%)         (.04%)        (.00%)(+)     (.00%)(+)
    + Represents less than 0.01% of average net assets.
(d) Represents less than $0.01 per share.

48

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees, and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2006, through July 31, 2006.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.


                                                                                  EXPENSES PAID
                                      BEGINNING               ENDING              DURING PERIOD*
                                    ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2006 -
                                   FEBRUARY 1, 2006        JULY 31, 2006          JULY 31, 2006
                                   ---------------------------------------------------------------
Actual                                $1,000.00             $  977.00                 $6.47

Hypothetical
   (5% return before expenses)         1,000.00              1,018.25                  6.61

         *Expenses are equal to the Fund's annualized expense ratio of 1.32%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of (2.30%) for the six-month period of February 1, 2006, through July 31, 2006.

50

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         At a meeting of the Board of Directors held on April 19, 2006, the Board, including the Directors who are not "interested persons" of the Company (the "Independent Directors"), approved the continuance of the Investment Advisory Agreement between the Company and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

         In advance of the meeting, the Directors received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Directors reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Directors also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board of Directors of the Company receives and reviews, among other things, information concerning the Fund's performance and

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Investment Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

         After full consideration of a variety of factors, the Board of Directors, including the Independent Directors, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Directors did not identify any single factor as controlling, and each Director attributed different weights to various factors. Throughout their deliberations, the Independent Directors were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting,

52

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Company.

         The Board considered the Manager's management style and the performance of its duties under the Investment Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," were also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

         The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Directors, guided also by information obtained from their experiences as directors of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

         EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -- was above the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses, including the effect of the Fund's current size on expenses. The Board also took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Directors also took into account the Manager's current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

         In considering the Fund's performance, the Board of Directors noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average

54

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance exceeded the average of its performance universe and its Lipper index for the one-year period ended December 31, 2005, and was below the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2005. The Directors also noted that the Fund's percentile performance ranking was in the top 50% for the one-year period ended December 31, 2005, and in the bottom 50% for the three-year period ended December 31, 2005. The Board took into account management's discussion of the Fund's performance, including the improvement in such performance.

         COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Directors noted that the Manager pays the subadvisory fees and has also undertaken an expense limitation arrangement with the Fund. The Directors reviewed the profitability of the Manager's relationship with the Fund, if any, before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         from its relationship with the Company, including that the Manager may derive reputational and other benefits from its association with the Fund. The Directors recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

         ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also noted that the Manager pays the subadvisory fees and has also undertaken an expense limitation arrangement with the Fund. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current advisory fee structure was reasonable.

         CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
         (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability, if any, from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

56

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

SUBADVISORY AGREEMENTS
--------------------------------------------------------------------------------

         In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board of Directors, including the Independent Directors, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Directors did not identify any single factor as controlling, and each Director attributed different weights to various factors. Throughout their deliberations, the Independent Directors were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Directors considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Directors noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Directors also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters,

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Directors noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Directors also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser.

         As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2005, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and

58

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2006

         the discussion of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

         CONCLUSION. The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on the Board's conclusions, the Board of Directors determined that approval of each Subadvisory Agreement with respect to the Fund would be in the interests of the Fund and its shareholders.

 D I R E C T O R S '  A N D  O F F I C E R S '
=====================-----------------------------------------------------------
                      INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

              The Board of Directors of the Company consists of five Directors. These Directors and the Company's Officers supervise the business affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Directors periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be 20 years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

              Set forth below are the Directors and Officers of the Company, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual funds as of July 31, 2006. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

              If you would like more information about the funds' Directors, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

              * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS
                AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT COMPRISE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

60

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTOR(1)
--------------------------------------------------------------------------------

              CHRISTOPHER W. CLAUS (2,4)
              Director
              Born: December 1960
              Year of Election or Appointment: 2001

              President, Chief Executive Officer, Director, and Chairman of the Board of Directors, IMCO (12/04-present); President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-12/04); Senior Vice President, Investment Sales and Service, IMCO (7/00-2/01). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services (SAS).

NON-INTERESTED (INDEPENDENT) DIRECTORS
--------------------------------------------------------------------------------

              BARBARA B. DREEBEN (3,4,5,6)
              Director
              Born: June 1945
              Year of Election or Appointment: 1994

              President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              (1) INDICATES THE DIRECTOR IS AN EMPLOYEE OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

              (2) MEMBER OF EXECUTIVE COMMITTEE

              (3) MEMBER OF AUDIT COMMITTEE

              (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

              (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

              (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE
                  USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              ROBERT L. MASON, PH.D. (3,4,5,6)
              Director
              Born: July 1946
              Year of Election or Appointment: 1997

              Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              MICHAEL F. REIMHERR (3,4,5,6)
              Director
              Born: August 1945
              Year of Election or Appointment: 2000

              President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              RICHARD A. ZUCKER (2,3,4,5,6)
              Director and Chairman of the Board of Directors
              Born: July 1943
              Year of Election or Appointment: 1992(+)

              Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              (+) MR. ZUCKER WAS ELECTED AS CHAIRMAN OF THE BOARD IN 2005.

62

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

              CLIFFORD A. GLADSON
              Vice President
              Born: November 1950
              Year of Appointment: 2002

              Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02).

              STUART WESTER*
              Vice President
              Born: June 1947
              Year of Appointment: 2002

              Vice President, Equity Investments, IMCO (1/99-present).

              RONALD B. SWEET
              Vice President
              Born: November 1962
              Year of Appointment: 2006

              Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (97-6/06).

              MARK S. HOWARD
              Secretary
              Born: October 1963
              Year of Appointment: 2002

              Senior Vice President, Life/IMCO/USAA Financial Planning Services
              (FPS) General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life Insurance Company, IMCO, USAA Financial Advisers, Inc. (FAI), FPS, and SAS.

              (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

               * STUART WESTER RETIRED EFFECTIVE AUGUST 31, 2006.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              DEBRA K. DUNN
              Treasurer
              Born: August 1969
              Year of Appointment: 2005

              Assistant Vice President, IMCO/FPS Finance, USAA (9/04-present); Executive Director, IMCO/FPS Finance, USAA (12/03-9/04); Executive Director, FPS Finance, USAA (2/03-12/03); Director, FPS Finance, USAA (12/02-2/03); Director, Strategic Financial Analysis, IMCO (1/01-12/02); Financial Business Analyst, Strategic Financial Analysis, IMCO (3/00-1/01). Ms. Dunn also holds the Officer positions of Assistant Vice President and Treasurer for IMCO, SAS, FPS, and FAI.

              EILEEN M. SMILEY
              Assistant Secretary
              Born: November 1959
              Year of Appointment: 2003

              Vice President, Securities Counsel, USAA (2/04-present); Assistant Vice President, Securities Counsel, USAA (1/03-2/04); Attorney, Morrison & Foerster, LLP (1/99-1/03). Ms. Smiley also holds the Officer position of Vice President and Assistant Secretary of IMCO, SAS, FAI, and FPS.

              ROBERTO GALINDO, JR.
              Assistant Treasurer
              Born: November 1960
              Year of Appointment: 2000

              Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01).

              JEFFREY D. HILL
              Chief Compliance Officer
              Born: December 1967
              Year of Appointment: 2004

              Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04); Assistant Vice President, Investment Management Administration & Compliance, IMCO (9/01-12/02); Senior Manager, Investment Management Assurance and Advisory Services, KPMG LLP (6/98-8/01).

64

 N O T E S
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

                   DIRECTORS    Christopher W. Claus
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                Michael F. Reimherr
                                Richard A. Zucker

              ADMINISTRATOR,    USAA Investment Management Company
         INVESTMENT ADVISER,    P.O. Box 659453
                UNDERWRITER,    San Antonio, Texas 78265-9825
             AND DISTRIBUTOR

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                   CUSTODIAN    State Street Bank and Trust Company
              AND ACCOUNTING    P.O. Box 1713
                       AGENT    Boston, Massachusetts 02105

                 INDEPENDENT    Ernst & Young LLP
           REGISTERED PUBLIC    100 West Houston St., Suite 1800
             ACCOUNTING FIRM    San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central time
            ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.

              FOR ADDITIONAL    (800) 531-8181
           INFORMATION ABOUT    For account servicing, exchanges,
                MUTUAL FUNDS    or redemptions (800) 531-8448

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    (800) 531-8066

           USAA SELF-SERVICE    For account balance, last transaction, fund
            TELEPHONE SYSTEM    prices, or to exchange or redeem fund shares
                                (800) 531-8777

             INTERNET ACCESS    USAA.COM

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE COMPANY'S BOARD OF DIRECTORS FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, IS AVAILABLE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

                                                        [LOGO OF RECYCLED PAPER]
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                                                                           Paper

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          [LOGO OF USAA]          WE KNOW WHAT IT MEANS TO SERVE.(R)
               USAA               ----------------------------------
                                     INSURANCE o MEMBER SERVICES

40054-0906                                   (C)2006, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On June 25, 2003, the Board of Directors of USAA Mutual Fund, Inc. approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. On September 14, 2005, the Board of Directors of USAA Mutual Fund, Inc. approved a revised Sarbanes Code applicable to the Funds' senior financial officers. There were no substantive changes to the ethical duties or responsibilities of the Funds' senior financial officers. The changes to the Sarbanes Code were necessary because of the change of the Funds' Chairman of the Board to an independent director. The revised Sarbanes Code clarifies that the same USAA personnel will continue to receive reports of all violations of the Sarbanes Code and be required to approve outside employment and certain financial interests in transactions. Under the revised Sarbanes Code, the Funds' Board of Directors will continue to receive the same notifications, reports and have the same power that it had before under the original Sarbanes Code. On September 13, 2006, the Board of Directors of USAA Mutual Funds Trust approved a revised Sarbanes Code reflecting shareholders' approval of a reorganization of the USAA Funds into one legal entity, USAA Mutual Funds Trust. A copy of the revised Sarbanes Code is attached as an Exhibit to this Form N-CSR. The only change was to reflect the name change of the new legal entity after the reorganization.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code or the revised Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Dr. Laura T. Starks, Ph.D. had been designated as the audit committee financial expert for USAA Mutual Fund, Inc. Dr. Starks resigned from the Board of Trustees effective May 22, 2006, and the Board has not determined that another Trustee qualifies as an audit committee financial expert. Because of the recent resignation of its audit committee financial expert, the Board is evaluating this situation and will take appropriate action.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Fund, Inc., consists of 17 funds in all. Only 14 funds of the Registrant (excluding the Index Funds) have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2006 and 2005 were $356,180 and $249,300, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2006 and 2005 were $50,000 and $15,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young LLP for the tax services are listed below in the table:

----------------------------------------------------------------------------------------------
               Review of Federal,
               State and City        Passive     Quarterly
               Income and tax        Foreign     Diversification
               returns and excise   Investment   Review under      Excise Tax
               tax calculations      Company     Subchapter M      Assistance          TOTAL
----------------------------------------------------------------------------------------------
FYE 7-31-2006     $ 6,059            $    0       $13,746           $ 6,218          $ 26,023
FYE 7-31-2005     $56,100            $    0       $17,249           $     0          $ 73,349
----------------------------------------------------------------------------------------------
TOTAL             $62,159            $    0       $30,995           $ 6,218          $ 99,372
----------------------------------------------------------------------------------------------

All tax service fees were preapproved by the Audit Committee.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2006 and 2005.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS for July 31, 2006 and 2005 were $138,023 and $116,349, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2006 and 2005 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Directors/Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Fund, Inc. (Fund) have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation. Disclosure controls and procedures were established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:




                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
            - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
            - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
            - compliance with applicable laws and governmental rules and regulations;
            - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
            -     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the Chair/CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the
              USAA Funds' and IMCO's operating policies and procedures.
         -    A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         -    A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.     REQUIRED REPORTS

                -     EACH COVERED OFFICER MUST:
                      - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                      - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -     THE CHIEF LEGAL OFFICER MUST:
                      - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                      - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

               - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
               - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
               - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
               - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.
                  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or
                  (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the affected Trust's Chief Legal Officer or the Chairman of the Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 13, 2006.


                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------


                                   PRESIDENT
                                   TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUND, INC. (except the Index Funds)

By:*     /s/ EILEEN M. SMILEY
         -----------------------------------------------------------
         Signature and Title:  Eileen M. Smiley, Assistant Secretary

Date:    SEPTEMBER 27, 2006
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         ----------------------------------------------------
         Signature and Title:  Christopher W. Claus/President

Date:    OCTOBER 2, 2006
         ------------------------------


By:*     /s/ DEBRA K. DUNN
         ---------------------------------------------
         Signature and Title:  Debra K. Dunn/Treasurer

Date:    OCTOBER 2, 2006
         ------------------------------


*Print the name and title of each signing officer under his or her signature.